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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


       Date of Report (Date of earliest event reported): November 4, 2003
                                -----------------

                                R Wireless, Inc.
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             (Exact name of registrant as specified in its charter)


             Georgia           000-32335                58-2558702
       ------------------   ----------------      --------------------
        (State or other
         Jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)       File Number)        Identification No.)


       1919 Gordon Highway Augusta, Georgia                   30909
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      (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code: 212-534-3064
                               ---------------

  --------------------------------------------------------------------------
       (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events and Regulation FD Disclosure.

Item 6.  Resignations of Registrant's Directors.

         In November 4, 2003, Mrs. Nicole Bloom Neuhaus tendered her resignation from the Board of Directors of the Company. There were no disagreements between Mrs. Bloom Neuhaus and the Company.

Item 7.  Financial Statements and Exhibits.

Item 8.  Change in Fiscal Year.

Item 9.  Regulation FD Disclosure.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

Item 12. Results of Operations and Financial Condition.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 23, 2003                           By: /s/ Mark S. Neuhaus
                                            -----------------------------------
                                               Name: Mark S. Neuhaus
                                               Its: Chairman and President (CEO)